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                          [Letterhead of Canada Life]



February   , 2001



Dear Policyholder,

Enclosed is the Prestige Series Variable Universal Life Annual Report for the period ending December 31, 2000. We encourage you to review this information and to refer to it as needed throughout the year.

Please call your Registered Representative or Canada Life if you have any questions.


Sincerely,


Ronald E. Beettam

Encl.
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The attached are incorporated by reference herein to the semi-annual reports filed by and on behalf of the following:

The Alger American Fund, filed February 27, 2001
     Portfolios which include: Alger American Small Capitalization; Alger American Growth; Alger American MidCap Growth; and Alger American Leveraged AllCap

Berger Institutional Products Trust, filed February 22, 2001
     Portfolios which include: Berger/BIAM IPT-International Fund; Small Company Growth

Dreyfus Variable Investment Fund, filed February 28, 2001
     Portfolios which include: Dreyfus Growth and Income; Dreyfus Capital Appreciation

The Dreyfus Socially Responsible Growth Fund, Inc., filed February 23, 2001
     Portfolios which include: Dreyfus Socially Responsible

Fidelity Investments Variable Insurance Products Fund, filed February 26, 2001
     Portfolios which include: Fidelity VIP Growth

Fidelity Investments Variable Insurance Products Fund, filed February 26, 2001
     Portfolios which include: Fidelity VIP High Income

Fidelity Investments Variable Insurance Products Fund, filed February 26, 2001
     Portfolios which include: Fidelity VIP Overseas

Fidelity Investments Variable Insurance Products Fund, filed February 26, 2001
     Portfolios which include: Fidelity Investment Grade Bond, Fidelity Money Market

Fidelity Investments Variable Insurance Products Fund II, filed February 26,
     2001
     Portfolios which include: Fidelity VIP II Asset Manager

Fidelity Investments Variable Insurance Products Fund II, filed February 26,
     2001
     Portfolios which include: Fidelity VIP II Index 500; Fidelity VIP II Contrafund

Fidelity Investments Variable Insurance Products Fund III, filed February 26,
     2001
     Portfolios which include: Fidelity VIP III Growth Opportunities

Goldman Sachs Funds, filed February 28, 2001
     Portfolios which include: Capitol Growth, Core U.S. Equity, Global Income, Growth & Income

Seligman Portfolios, Inc., filed March 6, 2001
     Portfolios which include: Communications and Information; and Frontier

The Montgomery Funds III, filed March 5, 2001
     Portfolios which include: Montgomery Variable Series Emerging Markets Fund; and Montgomery Variable Series Growth Fund